UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        May 16, 2017
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505-8800 (Registrant's Telephone Number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [  ]

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Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On May 16, 2017, the Board of Directors appointed (i) Robert E. Matthiessen, a director of inTEST and inTEST's President and Chief Executive Officer, to the additional office of Executive Chairman and as a member of inTEST's Executive Committee, and (ii) James Pelrin, inTEST's Executive Vice President, to the additional office of Chief Operating Officer.

(d)

On May 16, 2017, the Board of Directors appointed James Pelrin, inTEST's Executive Vice President and Chief Operating Officer, as a director of inTEST filling the vacancy on the Board created by the death of Alyn R. Holt.

Item 8.01.    Other Events

Alyn R. Holt the Company's Executive Chairman passed away on May 13, 2017, creating a vacancy on the Board of Directors and the Executive Committee and in the office of Executive Chairman. Accordingly, as reported above under Item 5.02 of this Form 8-K, the Board of Directors appointed (i) Robert E. Matthiessen, a director of inTEST and inTEST's President and Chief Executive Officer, to the additional office of Executive Chairman and as a member of inTEST's Executive Committee, and (ii) James Pelrin, inTEST's Executive Vice President, to the additional office of Chief Operating Officer and as a director of inTEST. The Nominating and Corporate Governance Committee of inTEST also nominated Mr. Pelrin to stand for re-election as director at the 2017 Annual Meeting of Stockholders.

Item 9.01.    Financials Statements and Exhibits

A list of the Exhibits which are required by Item 601 of Regulation S-K and furnished with this Report is set forth in the Exhibit Index immediately following the signature page, which Exhibit Index is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
        Hugh T. Regan, Jr.
        Secretary, Treasurer and Chief Financial Officer

Date:   May 19, 2017

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Exhibit Index

99.1  Press Release dated May 16, 2017.